UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 15, 2009
(Date of earliest event reported)
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-32360	72-0717400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1925 W. Field Court, Suite 300,
Lake Forest, Illinois 60045
(Address of principal executive offices, zip code)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, Akorn, Inc. (“Akorn”) and Massachusetts Biologic Laboratories of the University of Massachusetts (“MBL”) entered into a Letter Agreement dated March 27, 2009 (the “Letter Agreement”) to resolve a dispute involving Akorn’s failure to make timely payments for Td vaccine products under Akorn’s modified Exclusive Distribution Agreement dated March 22, 2007 (the “MBL Distribution Agreement”) with MBL. MBL is Akorn’s supplier of Td vaccine products. The Letter Agreement was previously disclosed in Akorn’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2009. The Letter Agreement amends the MBL Distribution Agreement, sets forth a new payment schedule, and requires Akorn or its designee to provide an irrevocable standby letter of credit (“L/C”) as security for the payment obligations owed to MBL. The Letter Agreement also contemplates that the parties would execute further documents to formalize the agreement reached in the Letter Agreement. On April 13, 2009, Akorn paid MBL $1,000,000 of the past due amount.
     On April 15, 2009, Akorn and MBL entered into a Settlement Agreement (the “Settlement Agreement”) to elaborate on the Letter Agreement. The Settlement Agreement provides that Akorn will pay MBL the $4,750,000 remaining due for delivered Td vaccine products plus an additional $4,750,000 as consideration for amendments to the MBL Distribution Agreement (the “Settlement Payments”) payable according to a monthly payment schedule through June 30, 2010. The Settlement Agreement provides that MBL may only draw on the L/C if: (i) Akorn fails to make any Settlement Payment when due, (ii) any Settlement Payment made is set aside or otherwise required to be repaid by MBL, or (iii) Akorn becomes the debtor in a bankruptcy or other insolvency proceeding begun before October 6, 2010 and no replacement letter of credit has been issued prior to the expiration of the L/C.
     Also on April 15, 2009, MBL and Akorn entered into an amendment to the MBL Distribution Agreement (the “Amendment”). The Amendment modifies the MBL Distribution Agreement to, among other things, eliminate Akorn’s future minimum purchase requirements under the MBL Distribution Agreement.
     On April 15, 2009, Akorn and Akorn (New Jersey), Inc. (together with Akorn, the “Akorn Entities”), EJ Funds LP (“EJ”), and John N. Kapoor Trust dated 9/20/89 (the “Kapoor Trust”) entered into a Reimbursement and Warrant Agreement (the “Reimbursement Agreement”). Pursuant to the Reimbursement Agreement, the Kapoor Trust agreed to provide the L/C for the benefit of MBL. The Reimbursement Agreement also provides, among other things, that the Akorn Entities will reimburse the Kapoor Trust for any draws by MBL under the L/C through the mechanism of causing the amount of the draws to become term indebtedness of the Akorn Entities payable to the Kapoor Trust under the same terms as the revolving debt under the Credit Agreement dated January 7, 2009 (as amended, modified and supplemented from time to time, the “Credit Agreement”) among the Akorn Entities and EJ. All obligations of the Akorn Entities arising under the Reimbursement Agreement will be considered secured obligations under the Credit Agreement.
     Also, pursuant to the Reimbursement Agreement, Akorn issued a warrant to the Kapoor Trust (the “Reimbursement Warrant”) to purchase 1,501,933 shares of Akorn common stock at an exercise price of $1.11 per share, subject to certain adjustments. The Reimbursement Warrant expires five years from the date of issuance and is exercisable upon payment of the exercise price in cash or by means of a cashless exercise yielding a net share figure. In addition, the Reimbursement Agreement provides that Akorn must issue the Kapoor Trust additional warrants, at that same price of $1.11 per share, to purchase 200,258 shares of Akorn common stock per $1,000,000 drawn on the L/C. The shares of Akorn common stock issuable upon exercise of the Reimbursement Warrant and any additional warrants issued to the Kapoor Trust in connection with draws on the L/C, along with other shares of common stock held by the Kapoor Trust (collectively, the “Registrable Securities”), are subject to registration rights set forth in a Modification Agreement dated April 13, 2009, among the Akorn Entities and EJ (the “Modification Agreement”). The Modification Agreement was previously disclosed in Akorn’s Current Report on Form 8-K filed with the SEC on April 17, 2009.
     Dr. John N. Kapoor, Akorn’s Chairman, largest shareholder and lender under the Credit Agreement and the Subordinated Promissory Note dated July 28, 2008 in the initial principal amount of $5,000,000 payable by Akorn to the Kapoor Trust, is the President of EJ Financial Enterprises, Inc., which is the general partner of EJ. Dr. Kapoor is also the beneficiary and sole trustee of the Kapoor Trust.
     The descriptions of the Reimbursement Agreement, Reimbursement Warrant, Settlement Agreement and Amendment in this Current Report on Form 8-K are only summaries. They are qualified in their entirety by the full text of those documents, which are filed as exhibits hereto and are incorporated by reference herein.
     The references to the Letter Agreement herein are qualified in their entirety by the full text of the Letter Agreement, which is incorporated herein by reference to Exhibit 10.72 to Akorn’s Annual Report on Form 10-K filed on March 30, 2009. The references to the MBL Distribution Agreement herein are qualified in their entirety by the full text of the MBL Distribution Agreement, which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed March 30, 2007. References to the Modification Agreement herein are qualified in their entirety by the full text of the Modification Agreement, which is incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on April 17, 2009. The references to the Credit Agreement herein are qualified in their entirety by Akorn’s previous disclosure in its Current Report on Form 8-K filed with the SEC on January 9, 2009, which is incorporated herein by reference, and the full text of the Credit Agreement, which is incorporated herein by reference to Exhibit 10.1 to that Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to Akorn’s unregistered issuance of the warrants under the Reimbursement Agreement is incorporated into this Item 3.02 in its entirety. The issuance of the warrants is a private placement under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D under the Act, pursuant to the terms of the Reimbursement Agreement. There were no commissions paid in connection with the issuance of the warrants.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

4.1	Akorn, Inc. Common Stock Purchase Warrant, dated April 15, 2009, in favor of John N. Kapoor Trust dated 9/20/89.

10.1	Reimbursement and Warrant Agreement, dated April 15, 2009, among Akorn, Inc., Akorn (New Jersey), Inc., John N. Kapoor Trust dated 9/20/89, and EJ Funds LP.

10.2	Settlement Agreement, dated April 15, 2009, between Akorn, Inc. and Massachusetts Biologic Laboratories of the University of Massachusetts Medical School.*

10.3	Fourth Amendment to Exclusive Distribution Agreement, dated April 15, 2009, between Akorn, Inc. and Massachusetts Biologic Laboratories of the University of Massachusetts Medical School.*

*	Confidential Treatment Requested for portions of this exhibit under 17 C.F.R. §§ 200.80(b)(4), 200.83 and 240.24b-2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Interim Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

Date: April 21, 2009